Exhibit 1.3
OMNIBUS AMENDMENT
THIS OMNIBUS AMENDMENT (this “Amendment”), dated as of July 22, 2025, amends (i) the Equity Distribution Agreement, dated February 17, 2023, as amended by that Amendment No. 1 to Equity Distribution Agreement, dated October 23, 2023, among BofA Securities, Inc., Bank of America, N.A., Rexford Industrial Realty, Inc., a Maryland corporation (the “Company”) and Rexford Industrial Realty, L.P., a Maryland limited partnership (the “Operating Partnership”) (the “BofA Equity Distribution Agreement”), (ii) an Equity Distribution Agreement, dated October 23, 2023, among BTIG, LLC, Nomura Securities International, Inc. (acting through BTIG, LLC, as its agent), Nomura Global Financial Products, Inc., the Company and the Operating Partnership (the “BTIG Equity Distribution Agreement”), (iii) an Equity Distribution Agreement, dated February 17, 2023, as amended by that Amendment No. 1 to Equity Distribution Agreement, dated October 23, 2023, among J.P. Morgan Securities LLC, JPMorgan Chase Bank, National Association, the Company and the Operating Partnership (the “JP Morgan Equity Distribution Agreement”), (iv) an Equity Distribution Agreement, dated February 17, 2023, as amended by that Amendment No. 1 to Equity Distribution Agreement, dated October 23, 2023, among Goldman Sachs & Co. LLC, the Company and the Operating Partnership (the “Goldman Equity Distribution Agreement”), (v) an Equity Distribution Agreement, dated February 17, 2023, as amended by that Amendment No. 1 to Equity Distribution Agreement, dated October 23, 2023, among Jefferies LLC, the Company and the Operating Partnership (the “Jefferies Equity Distribution Agreement”), (vi) an Equity Distribution Agreement, dated February 17, 2023, as amended by that Amendment No. 1 to Equity Distribution Agreement, dated October 23, 2023, among Mizuho Securities USA LLC, Mizuho Markets Americas LLC, the Company and the Operating Partnership (the “Mizuho Equity Distribution Agreement”), (vii) an Equity Distribution Agreement, dated February 17, 2023, as amended by that Amendment No. 1 to Equity Distribution Agreement, dated October 23, 2023, among Regions Securities LLC, the Company and the Operating Partnership (the “Regions Equity Distribution Agreement”), (viii) an Equity Distribution Agreement, dated February 17, 2023, as amended by that Amendment No. 1 to Equity Distribution Agreement, dated October 23, 2023, among Scotia Capital (USA) Inc., The Bank of Nova Scotia, the Company and the Operating Partnership (the “Scotia Equity Distribution Agreement”), (ix) an Equity Distribution Agreement, dated February 17, 2023, as amended by that Amendment No. 1 to Equity Distribution Agreement, dated October 23, 2023, among Truist Securities, Inc., Truist Bank, the Company and the Operating Partnership (the “Truist Equity Distribution Agreement”) and (x) an Equity Distribution Agreement, dated February 17, 2023, as amended by that Amendment No. 1 to Equity Distribution Agreement, dated October 23, 2023, among Wells Fargo Securities, LLC, Wells Fargo Bank, National Association, the Company and the Operating Partnership (the “Wells Fargo Equity Distribution Agreement”) (each Equity Distribution Agreement dated February 17, 2023 or October 23, 2023, as applicable, collectively, the “Original Equity Distribution Agreements,” each Amendment No. 1 to Equity Distribution Agreement, dated October 23, 2023, an “Amendment to Equity Distribution Agreement” and collectively, the “Amendments to Equity Distribution Agreements”; the Original Equity Distribution Agreements, as amended by the Amendments to Equity Distribution Agreements, as applicable, collectively, the “Equity Distribution Agreements”).

RECITALS
    WHEREAS, the parties hereto desire to make certain amendments to the Equity Distribution Agreements as provided herein.
NOW, THEREFORE, for good and valuable consideration the parties hereto agree as follows:

1.Paragraph three of Section 1 of the BofA Equity Distribution Agreement is hereby amended and restated in its entirety as follows:
“The Company and the Operating Partnership have also entered into separate equity distribution agreements (collectively, the “Alternative Distribution Agreements”), dated as of the date hereof, with each of BMO Capital Markets Corp. and BNP Paribas Securities Corp., and dated October 23, 2023, as amended, with BTIG, LLC, and dated February 17, 2023, as amended, with each of Capital One Securities, Inc., CIBC World Markets Corp., Citizens JMP Securities, LLC, Goldman Sachs & Co. LLC, Jefferies LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Regions Securities LLC, Scotia Capital (USA) Inc., Truist Securities, Inc. and Wells Fargo Securities, LLC and, in certain cases, one of their respective affiliates (each, in its capacity as agent and/or principal (in the case of the Issuance Securities), an “Alternative Sales Agent”, as forward seller (in the case of the Forward Hedge Securities), an “Alternative Forward Seller,” or as forward purchaser, an “Alternative Forward Purchaser”) on the terms set forth in the applicable Alternative Distribution Agreements. The aggregate offering price of the Securities that may be sold pursuant to this Agreement and the Alternative Distribution Agreements shall not exceed the Maximum Amount.”

2.Paragraph three of Section 1 of the BTIG Equity Distribution Agreement is hereby amended and restated in its entirety as follows:
“The Company and the Operating Partnership have also entered into separate equity distribution agreements (collectively, the “Alternative Distribution Agreements”), dated as of the date hereof, with each of BMO Capital Markets Corp. and BNP Paribas Securities Corp., and dated February 17, 2023, as amended, with each of BofA Securities, Inc., Capital One Securities, Inc., CIBC World Markets Corp., Citizens JMP Securities, LLC, Goldman Sachs & Co. LLC, Jefferies LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Regions Securities LLC, Scotia Capital (USA) Inc., Truist Securities, Inc. and Wells Fargo Securities, LLC and, in certain cases, one of their respective affiliates (each, in its capacity as agent and/or principal (in the case of the Issuance Securities), an “Alternative Sales Agent”, as forward seller (in the case of the Forward Hedge Securities), an “Alternative Forward Seller,” or as forward purchaser, an “Alternative Forward Purchaser”) on the terms set forth in the applicable Alternative Distribution Agreements. The aggregate offering price of the Securities that may be sold pursuant to this Agreement and the Alternative Distribution Agreements shall not exceed the Maximum Amount.”

3.Paragraph three of Section 1 of the JP Morgan Equity Distribution Agreement is hereby amended and restated in its entirety as follows:
“The Company and the Operating Partnership have also entered into separate equity distribution agreements (collectively, the “Alternative Distribution Agreements”),

dated as of the date hereof, with each of BMO Capital Markets Corp. and BNP Paribas Securities Corp., and dated October 23, 2023, as amended, with BTIG, LLC, and dated February 17, 2023, as amended, with each of BofA Securities, Inc., Capital One Securities, Inc., CIBC World Markets Corp., Citizens JMP Securities, LLC, Goldman Sachs & Co. LLC, Jefferies LLC, Mizuho Securities USA LLC, Regions Securities LLC, Scotia Capital (USA) Inc., Truist Securities, Inc. and Wells Fargo Securities, LLC and, in certain cases, one of their respective affiliates (each, in its capacity as agent and/or principal (in the case of the Issuance Securities), an “Alternative Sales Agent”, as forward seller (in the case of the Forward Hedge Securities), an “Alternative Forward Seller,” or as forward purchaser, an “Alternative Forward Purchaser”) on the terms set forth in the applicable Alternative Distribution Agreements. The aggregate offering price of the Securities that may be sold pursuant to this Agreement and the Alternative Distribution Agreements shall not exceed the Maximum Amount.”
4.Paragraph three of Section 1 of the Goldman Equity Distribution Agreement is hereby amended and restated in its entirety as follows:
“The Company and the Operating Partnership have also entered into separate equity distribution agreements (collectively, the “Alternative Distribution Agreements”), dated as of the date hereof, with each of BMO Capital Markets Corp. and BNP Paribas Securities Corp., and dated October 23, 2023, as amended, with BTIG, LLC, and dated February 17, 2023, as amended, with each of BofA Securities, Inc., Capital One Securities, Inc., CIBC World Markets Corp., Citizens JMP Securities, LLC, Jefferies LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Regions Securities LLC, Scotia Capital (USA) Inc., Truist Securities, Inc. and Wells Fargo Securities, LLC and, in certain cases, one of their respective affiliates (each, in its capacity as agent and/or principal (in the case of the Issuance Securities), an “Alternative Sales Agent”, as forward seller (in the case of the Forward Hedge Securities), an “Alternative Forward Seller,” or as forward purchaser, an “Alternative Forward Purchaser”) on the terms set forth in the applicable Alternative Distribution Agreements. The aggregate offering price of the Securities that may be sold pursuant to this Agreement and the Alternative Distribution Agreements shall not exceed the Maximum Amount.”

5.Paragraph three of Section 1 of the Jefferies Equity Distribution Agreement is hereby amended and restated in its entirety as follows:
“The Company and the Operating Partnership have also entered into separate equity distribution agreements (collectively, the “Alternative Distribution Agreements”), dated as of the date hereof, with each of BMO Capital Markets Corp. and BNP Paribas Securities Corp., and dated October 23, 2023, as amended, with BTIG, LLC, and dated February 17, 2023, as amended, with each of BofA Securities, Inc., Capital One Securities, Inc., CIBC World Markets Corp., Citizens JMP Securities, LLC, Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Regions Securities LLC, Scotia

Capital (USA) Inc., Truist Securities, Inc. and Wells Fargo Securities, LLC and, in certain cases, one of their respective affiliates (each, in its capacity as agent and/or principal (in the case of the Issuance Securities), an “Alternative Sales Agent”, as forward seller (in the case of the Forward Hedge Securities), an “Alternative Forward Seller,” or as forward purchaser, an “Alternative Forward Purchaser”) on the terms set forth in the applicable Alternative Distribution Agreements. The aggregate offering price of the Securities that may be sold pursuant to this Agreement and the Alternative Distribution Agreements shall not exceed the Maximum Amount.”
6.Paragraph three of Section 1 of the Mizuho Equity Distribution Agreement is hereby amended and restated in its entirety as follows:
“The Company and the Operating Partnership have also entered into separate equity distribution agreements (collectively, the “Alternative Distribution Agreements”), dated as of the date hereof, with each of BMO Capital Markets Corp. and BNP Paribas Securities Corp., and dated October 23, 2023, as amended, with BTIG, LLC, and dated February 17, 2023, as amended, with each of BofA Securities, Inc., Capital One Securities, Inc., CIBC World Markets Corp., Citizens JMP Securities, LLC, Goldman Sachs & Co. LLC, Jefferies LLC, J.P. Morgan Securities LLC, Regions Securities LLC, Scotia Capital (USA) Inc., Truist Securities, Inc. and Wells Fargo Securities, LLC and, in certain cases, one of their respective affiliates (each, in its capacity as agent and/or principal (in the case of the Issuance Securities), an “Alternative Sales Agent”, as forward seller (in the case of the Forward Hedge Securities), an “Alternative Forward Seller,” or as forward purchaser, an “Alternative Forward Purchaser”) on the terms set forth in the applicable Alternative Distribution Agreements. The aggregate offering price of the Securities that may be sold pursuant to this Agreement and the Alternative Distribution Agreements shall not exceed the Maximum Amount.”

7.Paragraph three of Section 1 of the Regions Equity Distribution Agreement is hereby amended and restated in its entirety as follows:
“The Company and the Operating Partnership have also entered into separate equity distribution agreements (collectively, the “Alternative Distribution Agreements”), dated as of the date hereof, with each of BMO Capital Markets Corp. and BNP Paribas Securities Corp., and dated October 23, 2023, as amended, with BTIG, LLC, and dated February 17, 2023, as amended, with each of BofA Securities, Inc., Capital One Securities, Inc., CIBC World Markets Corp., Citizens JMP Securities, LLC, Goldman Sachs & Co. LLC, Jefferies LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Scotia Capital (USA) Inc., Truist Securities, Inc. and Wells Fargo Securities, LLC and, in certain cases, one of their respective affiliates (each, in its capacity as agent and/or principal (in the case of the Issuance Securities), an “Alternative Sales Agent”, as forward seller (in the case of the Forward Hedge Securities), an “Alternative Forward Seller,” or as forward purchaser, an “Alternative Forward Purchaser”) on the terms set forth in the applicable Alternative Distribution Agreements. The aggregate offering price of the Securities that may be sold pursuant to this Agreement and the Alternative Distribution Agreements shall not exceed the Maximum Amount.”

8.Paragraph three of Section 1 of the Scotia Equity Distribution Agreement is hereby amended and restated in its entirety as follows:
“The Company and the Operating Partnership have also entered into separate equity distribution agreements (collectively, the “Alternative Distribution Agreements”), dated as of the date hereof, with each of BMO Capital Markets Corp. and BNP Paribas Securities Corp., and dated October 23, 2023, as amended, with BTIG, LLC, and dated February 17, 2023, as amended, with each of BofA Securities, Inc., Capital One Securities, Inc., CIBC World Markets Corp., Citizens JMP Securities, LLC, Goldman Sachs & Co. LLC, Jefferies LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Regions Securities LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC and, in certain cases, one of their respective affiliates (each, in its capacity as agent and/or principal (in the case of the Issuance Securities), an “Alternative Sales Agent”, as forward seller (in the case of the Forward Hedge Securities), an “Alternative Forward Seller,” or as forward purchaser, an “Alternative Forward Purchaser”) on the terms set forth in the applicable Alternative Distribution Agreements. The aggregate offering price of the Securities that may be sold pursuant to this Agreement and the Alternative Distribution Agreements shall not exceed the Maximum Amount.”
9.Paragraph three of Section 1 of the Truist Equity Distribution Agreement is hereby amended and restated in its entirety as follows:
“The Company and the Operating Partnership have also entered into separate equity distribution agreements (collectively, the “Alternative Distribution Agreements”), dated as of the date hereof, with each of BMO Capital Markets Corp. and BNP Paribas Securities Corp., and dated October 23, 2023, as amended, with BTIG, LLC, and dated February 17, 2023, as amended, with each of BofA Securities, Inc., Capital One Securities, Inc., CIBC World Markets Corp., Citizens JMP Securities, LLC, Goldman Sachs & Co. LLC, Jefferies LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Regions Securities LLC, Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC and, in certain cases, one of their respective affiliates (each, in its capacity as agent and/or principal (in the case of the Issuance Securities), an “Alternative Sales Agent”, as forward seller (in the case of the Forward Hedge Securities), an “Alternative Forward Seller,” or as forward purchaser, an “Alternative Forward Purchaser”) on the terms set forth in the applicable Alternative Distribution Agreements. The aggregate offering price of the Securities that may be sold pursuant to this Agreement and the Alternative Distribution Agreements shall not exceed the Maximum Amount.”

10.Paragraph three of Section 1 of the Wells Fargo Equity Distribution Agreement is hereby amended and restated in its entirety as follows:
“The Company and the Operating Partnership have also entered into separate equity distribution agreements (collectively, the “Alternative Distribution Agreements”), dated as of the date hereof, with each of BMO Capital Markets Corp. and BNP Paribas Securities Corp., and dated October 23, 2023, as amended, with BTIG, LLC, and dated February 17, 2023, as amended, with each of BofA Securities, Inc., Capital One Securities, Inc., CIBC World Markets Corp., Citizens JMP Securities, LLC, Goldman Sachs & Co. LLC, Jefferies LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Regions Securities LLC, Scotia Capital (USA) Inc. and Truist Securities, Inc. and, in certain cases, one of their respective affiliates (each, in its capacity as agent and/or principal (in the case of the Issuance Securities), an “Alternative Sales Agent”, as forward seller (in the case of the Forward Hedge Securities), an “Alternative Forward Seller,” or as forward purchaser, an “Alternative Forward Purchaser”) on the terms set forth in the applicable Alternative Distribution Agreements. The aggregate offering price of the Securities that may be sold pursuant to this Agreement and the Alternative Distribution Agreements shall not exceed the Maximum Amount.”
11.Section 5(a)(4) of each Equity Distribution Agreement is hereby amended and restated in its entirety as follows:
Independent Accountants. KPMG LLP and Ernst & Young LLP, who certified the financial statements and supporting schedules included in the Registration Statement and the Prospectus, are independent public accountants as required by the Securities Act, the Exchange Act and the Public Company Accounting Oversight Board (“PCAOB”).

12.Section 5(a)(6) of each Equity Distribution Agreement is hereby amended and restated in its entirety as follows:
No Material Adverse Change in Business. Except as otherwise stated therein, since the respective dates as of which information is given in the Registration Statement or the Prospectus, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, the Operating Partnership and their respective subsidiaries considered as one enterprise (including all of the properties owned by the Company, the Operating Partnership or their respective subsidiaries and described in the Prospectus (the “Properties”)), whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to such entities considered as one enterprise or incurred any liability or obligation, direct or contingent, that is material to such entities considered as one enterprise, and (C) except for regular quarterly dividends on the Common Stock, the 5.875%

Series B Cumulative Redeemable Preferred Stock and the 5.625% Series C Cumulative Redeemable Preferred Stock in amounts per share that are consistent with past practice and corresponding distributions on the corresponding limited partnership interests of the Operating Partnership or distributions on the Operating Partnership’s 3.00% Cumulative Redeemable Convertible Preferred Units (the “CPOP Units”), there has been no dividend or other distribution of any kind declared, paid or made by the Company or any of its subsidiaries on any class of the capital stock or other equity interest of such entity.
13.Section 5(a)(8) of each Equity Distribution Agreement is hereby amended and restated in its entirety as follows:
Good Standing of the Operating Partnership; Partnership Agreement. The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Maryland and has the partnership power and authority to own or lease, as the case may be, and to operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement; and the Operating Partnership is duly qualified as a foreign partnership to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect. The Company is the sole general partner of the Operating Partnership. The aggregate percentage interests of the Company and the limited partners in the Operating Partnership as of the most recently completed fiscal quarter for which financial statements have been filed with the Commission is as set forth in the Prospectus (other than holders of CPOP Units). The Eighth Amended and Restated Partnership Agreement of the Operating Partnership has been duly and validly authorized, executed and delivered by or on behalf of the partners of the Operating Partnership and constitutes a valid and binding agreement of the parties thereto, enforceable in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity and, with respect to rights to indemnity and contribution thereunder, except as rights may be limited by applicable law or policies underlying such law.
14.Section 5(a)(10) of each Equity Distribution Agreement is hereby amended and restated in its entirety as follows:
Capitalization. The authorized, issued and outstanding shares of capital stock of the Company are as set forth in the Registration Statement and the Prospectus (except for subsequent issuances, if any, pursuant to this Agreement, any Forward Contract or the Alternative Distribution Agreements or pursuant to reservations, agreements or employee benefit plans referred to in the Registration Statement and the Prospectus or pursuant to the exercise, redemption, or exchange of convertible or exchangeable securities, options or warrants referred to in the Registration Statement and the Prospectus, including common units of partnership interests in the Operating Partnership (the “Common OP Units”)). The issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable. None of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company. The outstanding OP Units (as defined below) have been duly authorized for issuance by the Operating Partnership to the holders thereof and are validly issued. Except for the 5.875% Series B Cumulative Redeemable Preferred Units of the Operating Partnership, 5.625% Series C Cumulative Redeemable Preferred Units of the Operating Partnership and the CPOP Units (collectively, the "Preferred OP Units" and, together with the Common OP Units, the "OP Units") and the long-term incentive units in the Operating Partnership, or as described in the Registration Statement and the Prospectus, there are no other OP Units outstanding as of the date hereof except those owned by the Company. Except as set forth in the Registration Statement and the Prospectus, there are no outstanding options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities or interests for shares of the Company’s or its subsidiaries’ capital stock, including OP Units or other ownership interests of the Operating Partnership.
15.Section 5(a)(27) of each Equity Distribution Agreement is hereby amended and restated in its entirety as follows:
Environmental Laws. Except as described in the Registration Statement and the Prospectus or would not, singly or in the aggregate, be expected to result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any binding federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law, including any binding judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials, mold or any hazardous materials as defined by or regulated under any Environmental Laws, as defined below (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, and (C) there are no pending administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings, including any action, suit or proceeding by any private party, relating to any

Environmental Law against the Company or any of its subsidiaries, and none are threatened in writing, and (D) there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or Governmental Entity, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws. Except as otherwise set forth in the Registration Statement and the Prospectus, and except as would not individually or in the aggregate reasonably be expected to result in a Material Adverse Effect, there have been no and are no (i) aboveground or underground storage tanks; (ii) polychlorinated biphenyls (“PCBs”) or PCB-containing equipment; (iii) asbestos or asbestos containing materials; (iv) lead based paints; (v) mold or other airborne contaminants; or (vi) dry-cleaning facilities in, on, under, or about any Property owned, directly or indirectly by the Company or its subsidiaries.
In the ordinary course of their business, the Company and its subsidiaries periodically review the effect of Environmental Laws on their business, operations and properties, in the course of which they identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company and its subsidiaries have reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect, except as set forth in the Registration Statement and the Prospectus.
16.Section 5(a)(32) of each Equity Distribution Agreement is hereby amended and restated in its entirety as follows:
Federal Tax Status. Commencing with its taxable year ended December 31, 2013, the Company has been organized and operated in conformity with the requirements for qualification and taxation as a real estate investment trust (a “REIT”) under the Code, and will continue to operate in a manner that will enable it to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year ending December 31, 2025 and thereafter. All statements regarding the Company’s qualification and taxation as a REIT and descriptions of the Company’s organization and current and proposed method of operation (inasmuch as they relate to the Company’s qualification and taxation as a REIT) set forth in the Registration Statement and the Prospectus are accurate and fair summaries of the legal or tax matters described therein in all material respects. Each of the Company’s direct or indirect subsidiaries treated as corporations for U.S. federal income tax purposes is and will qualify as a “taxable REIT subsidiary” within the meaning of Section 856(l) of the Code. The Operating Partnership is and will be treated as a partnership and not as an association taxable as a corporation for U.S. federal income tax purposes.

17.Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the applicable Equity Distribution Agreement.
18.Continuing Effect. Except as expressly amended by this Amendment, each Equity Distribution Agreement remains in full force and effect in accordance with their respective terms. As amended hereby, the Agreement is ratified and confirmed in all respects.
19. Legal, Valid and Binding Obligation. Each party hereto hereby represents and warrants that this Amendment is a legal, valid and binding obligation of such party and is enforceable against such party in accordance with its terms.
20.No Other Amendments/Waivers. Except as expressly amended herein, each Equity Distribution Agreement shall be unmodified and shall continue to be in full force and effect in accordance with their respective terms. In addition, except as expressly set forth herein, this Amendment shall not be deemed a waiver of any term or condition of the Equity Distribution Agreements and shall not be deemed to prejudice any right or rights which each party hereto may now have or may have in the future under or in connection with the Equity Distribution Agreements or any of the instruments or agreements referred to therein, as the same may be amended from time to time.
21.Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Any executed counterpart delivered by facsimile or electronic transmission shall be effective as an original for all purposes hereof.
22.Governing Law. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.
[Remainder of Page Intentionally Left Blank]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the parties hereto in accordance with its terms.

REXFORD INDUSTRIAL REALTY, INC

By:	/s/ Michael P. Fitzmaurice
Name: Michael P. Fitzmaurice
Title: Chief Financial Officer

REXFORD INDUSTRIAL REALTY, L.P
By:	Rexford Industrial Realty, Inc., its sole general partner

By:	/s/ Michael P. Fitzmaurice
Name: Michael P. Fitzmaurice
Title: Chief Financial Officer
[Signature Page to Omnibus Amendment to
Equity Distribution Agreements]

CONFIRMED AND ACCEPTED, as of the date first above written:

BOA SECURITIES, INC., as Sales Agent

By	/s/ Tim Olsen
Name:	Tim Olsen
Title:	Managing Director

BOA SECURITIES, INC., as Forward Seller

By	/s/ Tim Olsen
Name:	Tim Olsen
Title:	Managing Director

BANK OF AMERICA, N.A., as Forward Purchaser

By	/s/ Tim Olsen
Name:	Tim Olsen
Title:	Managing Director

[Signature Page to Omnibus Amendment to
Equity Distribution Agreements]

CONFIRMED AND ACCEPTED, as of the date first above written:

BTIG, LLC, as Sales Agent

By	/s/ Anthony Wayne
Name:	Anthony Wayne
Title:	Managing Director

NOMURA SECURITIES INTERNATIONAL, INC. (acting through BTIG, LLC as agent), as Forward Seller

By	/s/ Jason Eisenhauer
Name:	Jason Eisenhauer
Title:	Managing Director

NOMURA GLOBAL FINANCIAL PRODUCTS, INC., as Forward Purchaser

By	/s/ Jeffrey Petillo
Name:	Jeffrey Petillo
Title:	Authorized Representative

[Signature Page to Omnibus Amendment to
Equity Distribution Agreements]

CONFIRMED AND ACCEPTED, as of the date first above written:

Goldman Sachs & Co. LLC, as Sales Agent

By	/s/ Ryan Cunn
Name:	Ryan Cunn
Title:	Managing Director

Goldman Sachs & Co. LLC, as Forward Seller

By	/s/ Jonathan Armstrong
Name:	Jonathan Armstrong
Title:	Managing Director

Goldman Sachs & Co. LLC, as Forward Purchaser

By	/s/ Jonathan Armstrong
Name:	Jonathan Armstrong
Title:	Managing Director

[Signature Page to Omnibus Amendment to
Equity Distribution Agreements]

CONFIRMED AND ACCEPTED, as of the date first above written:

Jefferies LLC, as Sales Agent

By	/s/ Donald Lynaugh
Name:	Donald Lynaugh
Title:	Managing Director

Jefferies LLC, as Forward Seller

By	/s/ Donald Lynaugh
Name:	Donald Lynaugh
Title:	Managing Director

Jefferies LLC, as Forward Purchaser

By	/s/ Donald Lynaugh
Name:	Donald Lynaugh
Title:	Managing Director

[Signature Page to Omnibus Amendment to
Equity Distribution Agreements]

CONFIRMED AND ACCEPTED, as of the date first above written:

J.P. Morgan Securities LLC, as Sales Agent

By	/s/ Sanjeet Dewal
Name:	Sanjeet Dewal
Title:	Managing Director

J.P. Morgan Securities LLC, as Forward Seller

By	/s/ Sanjeet Dewal
Name:	Sanjeet Dewal
Title:	Managing Director

JPMorgan Chase Bank, National Association, as Forward Purchaser

By	/s/ Sanjeet Dewal
Name:	Sanjeet Dewal
Title:	Managing Director
[Signature Page to Omnibus Amendment to
Equity Distribution Agreements]

CONFIRMED AND ACCEPTED, as of the date first above written:

Mizuho Securities USA LLC, as Sales Agent

By	/s/ Ivana Rupcic-Hulin
Name:	Ivana Rupcic-Hulin
Title:	Managing Director

Mizuho Securities USA LLC, as Forward Seller

By	/s/ Ivana Rupcic-Hulin
Name:	Ivana Rupcic-Hulin
Title:	Managing Director

Mizuho Markets Americas LLC, as Forward Purchaser

By	/s/ Matthew Chiavaroli
Name:	Matthew Chiavaroli
Title:	Authorized Signatory

[Signature Page to Omnibus Amendment to
Equity Distribution Agreements]

CONFIRMED AND ACCEPTED, as of the date first above written:

Regions Securities LLC, as Sales Agent

By	/s/ Edward L. Armstrong
Name:	Edward L. Armstrong
Title:	Managing Director - ECM

Regions Securities LLC, as Forward Seller

By	/s/ Edward L. Armstrong
Name:	Edward L. Armstrong
Title:	Managing Director - ECM

Regions Securities LLC, as Forward Purchaser

By	/s/ Edward L. Armstrong
Name:	Edward L. Armstrong
Title:	Managing Director - ECM

[Signature Page to Omnibus Amendment to
Equity Distribution Agreements]

CONFIRMED AND ACCEPTED, as of the date first above written:

Scotia Capital (USA) Inc., as Sales Agent

By	/s/ Tim Mann
Name:	Tim Mann
Title:	Managing Director

Scotia Capital (USA) Inc., as Forward Seller

By	/s/ Tim Mann
Name:	Tim Mann
Title:	Managing Director

The Bank of Nova Scotia, as Forward Purchaser

By	/s/ Tim Mann
Name:	Tim Mann
Title:	Managing Director
[Signature Page to Omnibus Amendment to
Equity Distribution Agreements]

CONFIRMED AND ACCEPTED, as of the date first above written:

Truist Securities Inc., as Sales Agent

By	/s/ Keith Carpenter
Name:	Keith Carpenter
Title:	Managing Director

Truist Securities Inc., as Forward Seller

By	/s/ Keith Carpenter
Name:	Keith Carpenter
Title:	Managing Director

Truist Bank, as Forward Purchaser

By	/s/ Michael Collins
Name:	Michael Collins
Title:	Managing Director

[Signature Page to Omnibus Amendment to
Equity Distribution Agreements]

CONFIRMED AND ACCEPTED, as of the date first above written:

Wells Fargo Securities, LLC, as Sales Agent

By	/s/ Rohit Mehta
Name:	Rohit Mehta
Title:	Managing Director

Wells Fargo Securities, LLC, as Forward Seller

By	/s/ Rohit Mehta
Name:	Rohit Mehta
Title:	Managing Director

Wells Fargo Bank, National Association, as Forward Purchaser

By	/s/ Kevin Brillhart
Name:	Kevin Brillhart
Title:	Managing Director
[Signature Page to Omnibus Amendment to
Equity Distribution Agreements]